UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2017
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Mastercard Incorporated (Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-32877 (Commission File Number)	13-4172551 (IRS Employer Identification No.)
2000 Purchase Street Purchase, New York (Address of principal executive offices)	10577 (Zip Code)
(914) 249-2000 (Registrant's telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On July 27, 2017, Mastercard Incorporated (“Mastercard”) issued an earnings release announcing financial results for its second quarter 2017.

A copy of the earnings release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.

Non-GAAP Financial Information

In the attached press release, Mastercard discloses as non-GAAP financial measures adjusted operating expenses, adjusted net income and adjusted diluted earnings per share (as well as related applicable growth rates versus the comparable period in the prior year), adjusted operating margin and adjusted effective tax rate that each exclude the impact of the following:

•	In the first quarter of 2017, Mastercard recorded a provision for litigation related to a litigation settlement with Canadian merchants (the “Canadian Merchant Litigation Provision”).

•
In the second quarter of 2016, Mastercard recorded a provision for litigation related to a judgment issued against the Company in a litigation with a merchant in the U.K. (the “U.K. Merchant Litigation Provision”).

Mastercard excluded these litigation provisions because its management monitors material litigation judgments and settlements separately from ongoing operations and evaluates ongoing performance without these amounts. Mastercard’s management believes that the non-GAAP financial measures presented facilitate an understanding of Mastercard’s operating performance and meaningful comparison of its results between periods.

In the attached earnings release, management also presents growth rates on a currency-neutral basis, which is a non-GAAP financial measure. Currency-neutral growth rates are calculated by remeasuring the prior period’s results using the current period’s exchange rates for both the translational and transactional impacts on operating results. The impact of foreign currency translation represents the effect of translating operating results where the functional currency is different than our U.S. dollar reporting currency. The impact of the transactional foreign currency represents the effect of converting revenue and expenses occurring in a currency other than the functional currency. Mastercard’s management believes the presentation of certain currency-neutral growth rates provides relevant information.

Mastercard’s management uses non-GAAP financial measures to, among other things, evaluate its ongoing operations in relation to historical results, for internal planning and forecasting purposes and in the calculation of performance-based compensation. The attached press release includes reconciliations of the requisite non-GAAP financial measures to the most directly comparable GAAP financial measures. The presentation of non-GAAP financial measures should not be considered in isolation or as a substitute for Mastercard’s related financial results prepared in accordance with GAAP.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Earnings Release issued by Mastercard Incorporated, dated July 27, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	July 27, 2017	By:	/s/ Janet McGinness
Janet McGinness
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Earnings Release issued by Mastercard Incorporated, dated July 27, 2017

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